(NOTIFY)                   72731,347
(CONTACT-NAME)             David A. Kain
(CONTACT-PHONE)           (312) 861-6050


      PAGE 0
DOCUMENT HEADER
DOCUMENT DESCRIPTION       8-K
DOCUMENT TYPE              1
COUNT                      3

      PAGE 1





               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                _______________________________




                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                               May 9, 1994



                       FMC CORPORATION
     (Exact name of registrant as specified in its charter)



         Delaware                1-2376             94-0479804
(State or other jurisdiction  (Commission         (I.R.S. Employer
  of incorporation)            File Number)      Identification No.)



     200 East Randolph Drive, Chicago, Illinois              60601
      (Address of principal executive offices               Zip Code



                        (312) 861-6000
                 Registrant's telephone number,
                      including area code


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Item 5. Other Events


On May 9, 1994 FMC Corporation issued the following release:

LYONS TO LEAVE FMC CORPORATION

Chicago, May 9, 1994--FMC Corporation today announced that for personal reasons, Arthur D. Lyons, vice president-finance, is leaving the company, effective
June 15. FMC said it has begun a search for his replacement.

FMC Corporation is one of the world's leading producers of chemicals and machinery for industry, government and agriculture. The Chicago-based company reported annual sales of $3.8 billion in 1993, with international sales to more than 100 countries accounting for 45 percent of total annual revenues. FMC employs 21,000 people at 99 manufacturing facilities and mines in 21 countries.
The company divides its businesses into five major segments: Industrial Chemicals, Performance Chemicals,
Precious Metals, Defense Systems, and Machinery and
Equipment.

      PAGE 3



                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            FMC CORPORATION
                            Registrant



Date: May 9, 1994           By: Robert L. Day
                               Name:   Robert L. Day
                               Title:  Secretary and
                                       Assistant General Counsel